UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2014

Health Insurance Innovations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35811	46-1282634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

15438 N. Florida Avenue, Suite 201, Tampa, Florida		33613
(Address of principal executive offices)		(Zip Code)

(877) 376-5831

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Explanatory Note

On July 14, 2014, Health Insurance Innovations, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with HealthPocket, Inc., a Delaware corporation (“HealthPocket”), SV Merger Sub, Inc., a Delaware corporation and an indirect subsidiary of the Company (“Merger Sub”), Mr. Bruce Telkamp, an individual (“Telkamp”), Dr. Sheldon Wang, an equity holder of HealthPocket, and Mr. Randy Herman, as the Representative of the HealthPocket equity holders. The closing of the transactions contemplated by the Merger Agreement (the “Closing”) occurred on July 14, 2014 simultaneous with the signing of the Merger Agreement. On July 16, 2014, the Company filed a Current Report on Form 8-K stating that it had completed the acquisition and that the financial statements and pro forma financial information required under Item 9.01 would be filed within 71 days after the date on which the Current Report on Form 8-K was required to be filed. This amended Current Report on Form 8-K/A contains the required financial statements and pro forma financial information.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired:

HealthPocket’s audited financial statements for the years ended March 31, 2014 and 2013 and unaudited financial statements for the three months ended June 30, 2014 and 2013 are attached hereto as Exhibit 99.1.

(b)	Pro forma financial information:

The unaudited combined pro forma financial information for the Company, after giving effect to the acquisition of HealthPocket and adjustments described in such pro forma financial information, are attached hereto as Exhibit 99.2.

(c)	Shell company transactions:

Not applicable

(d)	Exhibits:

2.1	Agreement and Plan of Merger, dated as of July 14, 2014, among Health Insurance Innovations, Inc., SV Merger Sub, Inc., HealthPocket, Inc., Bruce Telkamp, Sheldon Wang, and any Holder executing a Letter of Transmittal, Option Cancellation Agreement or Parent Option Agreement, and Randy Herman, as the Representative (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 001-35811) filed on July 16, 2014).

4.1	Registration Rights Agreement, dated as of July 14, 2014, between Health Insurance Innovations, Inc. and Randy Herman, as the Representative (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 001-35811) filed on July 16, 2014).

10.1	Employment Agreement, dated as of July 14, 2014, between Health Insurance Innovations, Inc. and Bruce Telkamp (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-35811) filed on July 16, 2014).

10.2	Employment Agreement, dated as of July 14, 2014, between Health Insurance Innovations, Inc. and Sheldon Wang (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 001-35811) filed on July 16, 2014).

99.1	HealthPocket, Inc.’s audited financial statements for the years ended March 31, 2014 and 2013 and unaudited financial statements for the three months ended June 30, 2014 and 2013.

99.2	Unaudited pro forma financial information for Health Insurance Innovations, Inc., after giving effect to the acquisition of HealthPocket, Inc. and adjustments described in such pro forma financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH INSURANCE INNOVATIONS, INC.
Dated: September 29, 2014

	By:	/s/ Dirk Montgomery
Dirk Montgomery
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of July 14, 2014, among Health Insurance Innovations, Inc., SV Merger Sub, Inc., HealthPocket, Inc., Bruce Telkamp, Sheldon Wang, and any Holder executing a Letter of Transmittal, Option Cancellation Agreement or Parent Option Agreement, and Randy Herman, as the Representative (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 001-35811) filed on July 16, 2014).

4.1	Registration Rights Agreement, dated as of July 14, 2014, between Health Insurance Innovations, Inc. and Randy Herman, as the Representative (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 001-35811) filed on July 16, 2014).

10.1	Employment Agreement, dated as of July 14, 2014, between Health Insurance Innovations, Inc. and Bruce Telkamp (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-35811) filed on July 16, 2014).

10.2	Employment Agreement, dated as of July 14, 2014, between Health Insurance Innovations, Inc. and Sheldon Wang (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 001-35811) filed on July 16, 2014).

99.1	HealthPocket, Inc.’s audited financial statements for the years ended March 31, 2014 and 2013 and unaudited financial statements for the three months ended June 30, 2014 and 2013.

99.2	Unaudited pro forma financial information for Health Insurance Innovations, Inc., after giving effect to the acquisition of HealthPocket, Inc. and adjustments described in such pro forma financial information.

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